     As filed with the Securities and Exchange Commission on July 18, 2001.

                                             REGISTRATION STATEMENT NO. 333-____

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                       -----------------------------------

                                 INNOVEDA, INC.

             (Exact Name of Registrant as Specified in Its Charter)


            DELAWARE                                  93-1137888
(State or Other Jurisdiction of         (I.R.S. Employer Identification Number)
Incorporation or Organization)


                            293 BOSTON POST ROAD WEST
                          MARLBORO, MASSACHUSETTS 01752

                    (Address of Principal Executive Offices)

                 AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN

                            (Full Title of the Plan)

                       ----------------------------------

                                PETER T. JOHNSON
          VICE PRESIDENT, BUSINESS DEVELOPMENT AND CHIEF LEGAL OFFICER
                                 INNOVEDA, INC.
                            293 BOSTON POST ROAD WEST
                          MARLBORO, MASSACHUSETTS 01752

                     (Name and Address of Agent for Service)

                                 (508) 480-0881

          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE


==========================================================================================================================
 Title Of Securities To Be         Amount To Be           Proposed Maximum          Proposed Maximum          Amount Of
         Registered               Registered (1)      Offering Price Per Share  Aggregate Offering Price  Registration Fee
--------------------------------------------------------------------------------------------------------------------------

Common Stock, $0.01 par
value per share                  2,000,000 shares             $1.93(2)               $3,860,000(2)                 $965

==========================================================================================================================

(1) Pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this registration statement also covers additional securities that may be offered or issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(2) Estimated solely for purposes of calculating the registration fee and based upon the average of the high and low sale prices of the Registrant's Common Stock on the Nasdaq National Market on July 13, 2001 in accordance with Rules 457(c) and 457(h) under the Securities Act of 1933, as amended.

                     STATEMENT OF INCORPORATION BY REFERENCE

         This Registration Statement on Form S-8 incorporates by reference the contents of (i) PART I and (ii) Items 3, 4, 5, 6, 7, and 9 of PART II of the Registration Statement on Form S-8, File No. 333-43582, filed by the Registrant on August 11, 2000 relating to the Registrant's Amended and Restated 2000 Stock Incentive Program.



                                    PART II.
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.           EXHIBITS

         The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Marlboro, Commonwealth of Massachusetts, on this 18th day of July, 2001.

                                               INNOVEDA, INC.

                                               By: /s/  KEVIN P. O'BRIEN
                                                   ----------------------------
                                                   Kevin P. O'Brien
                                                   Vice President, Finance
                                                   and Chief Financial Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Innoveda, Inc., hereby severally constitute William J. Herman, Peter T. Johnson and Kevin P. O'Brien, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Innoveda, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                 SIGNATURE                                        TITLE                            DATE

/s/  WILLIAM J. HERMAN                        President, Chief Executive Officer and         July 18, 2001
--------------------------------------        Chairman of the Board (Principal Executive
William J. Herman                             Officer)


/s/  KEVIN P. O'BRIEN                         Vice President, Finance, Chief Financial       July 18, 2001
--------------------------------------        Officer and Treasurer (Principal Financial
Kevin P. O'Brien                              Officer and Principal Accounting Officer)


/s/  WILLIAM V. BOTTS                         Director                                       July 18, 2001
--------------------------------------
William V. Botts


/s/  LORNE J. COOPER                          Director                                       July 18, 2001
--------------------------------------
Lorne J. Cooper


/s/  STEVEN P. ERWIN                          Director                                       July 18, 2001
--------------------------------------
Steven P. Erwin


/s/  KEITH B. GEESLIN                         Director                                       July 18, 2001
--------------------------------------
Keith B. Geeslin


/s/  HIROSHI HASHIMOTO                        Director                                       July 18, 2001
--------------------------------------
Hiroshi Hashimoto

                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
------          -----------

4.1 (1)         Restated Certificate of Incorporation of the Registrant, as amended.

4.2 (2)         Amended and Restated Bylaws of the Registrant.

5.1             Opinion of Hale and Dorr LLP.

23.1 (3)        Consent of Hale and Dorr LLP.

23.2            Consent of Deloitte & Touche LLP.

24.1 (4)        Power of Attorney.

-------------

(1) Incorporated herein by reference to (i) the Registrant's Registration Statement on Form S-1, as amended (File No. 333-06445), (ii) the Registrant's Current Report on Form 8-K dated March 23, 2000, as amended, and (iii) the Registrant's Registration Statement on Form S-8 (File No. 333-43582).

(2) Incorporated herein by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.

(3)      Included in Exhibit 5.1 to this Registration Statement.

(4)      Contained on the signature page to this Registration Statement.